UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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MAINSTAY DEFINEDTERM MUNICIPAL
OPPORTUNITIES FUND

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MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on September 23, 2014

To Our Shareholders:

I am writing to inform you of the upcoming Annual Meeting of Shareholders (“Meeting”) of the MainStay DefinedTerm Municipal Opportunities Fund (“Fund”), a closed-end management investment company, organized as a Delaware statutory trust. The Meeting will be held on September 23, 2014 beginning at 9:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010. The purpose of the Meeting is:

1.	To elect two Trustees to serve as Class II Trustees of the Fund for three year terms or until their successors are duly elected and qualify; and
2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees (“Board”) of the Fund has reviewed the qualifications and backgrounds of the Class II Trustee nominees and believes that they are experienced in overseeing an investment company, are familiar with the Fund and its manager and subadvisor and that their election is in the Fund’s best interests. In this regard, the Board recommends that you vote “FOR” the Class II Trustee nominees.

To avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully read the full text of the enclosed Proxy Statement, and vote according to the manner specified, either by mail, on the Internet, by phone or in person.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on September 23, 2014. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares, including by Internet, by mail, by phone or in person. Please refer to the proxy card for more information on how to vote. If you have any questions before you vote, please call toll-free 888-456-7085. We will get you the answers that you need.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Stephen P. Fisher
Stephen P. Fisher
President

Enclosure

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 23, 2014

The Proxy Statement is also available at
mainstayinvestments.com/mmd

To Our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (“Meeting”) of MainStay DefinedTerm Municipal Opportunities Fund (“Fund”), a closed-end management investment company, organized as a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010, on September 23, 2014, beginning at 9:00 a.m., Eastern time for the following purposes:

1.	To elect two Trustees to serve as Class II Trustees of the Fund for three year terms or until their successors are duly elected and qualify; and
2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. The Board of Trustees (“Board”) of the Fund has fixed July 11, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof, and only holders of shares on that date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. Even if you do not attend the Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Meeting in person, please vote the enclosed proxy. If you have any questions before you vote, please call toll-free 888-456-7085.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Chief Legal Officer and Secretary
July 25, 2014

IMPORTANT NOTICE:
PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 23, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

This Proxy Statement and Notice of Special Meeting are available at
www.mainstayinvestments.com/mmd

Meeting Information.  The Board of Trustees (“Board” and Board members are referred to as “Trustees”) of MainStay DefinedTerm Municipal Opportunities Fund (“Fund”) is soliciting your proxy to be voted at the Annual Meeting of Shareholders to be held on Tuesday, September 23, 2014, at 9:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010 and/or at any adjournments of the meeting (“Meeting”). Participating in the Meeting are holders of common shares of beneficial interest (“Common Shares”), and the holders of preferred shares of beneficial interest (“Preferred Shares”).

General Voting Information.  You may provide proxy instructions by completing, signing and returning the enclosed proxy card (“Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Class II Trustee nominees in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting (i) by notifying New York Life Investments in writing at 51 Madison Avenue, New York, New York 10010; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of the Fund that they owned of record on July 11, 2014 (“Record Date”). Exhibit A shows the number of shares of the Fund that were outstanding on the Record Date, and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of the Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card will be first mailed to shareholders on or about July 30, 2014.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Fund or New York Life Investments or its affiliates, through telephone, facsimile, or other communications. The Fund may also employ a professional proxy solicitation firm. If a proxy professional solicitation firm is used, the cost will be borne by the Fund. The Fund may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Fund’s shares.

The Fund issues Common Shares and Preferred Shares. All shareholders of the Fund, both holders of Common Shares and holders of Preferred Shares, vote together to elect one Class II Trustee nominee. The holders of Preferred Shares have the exclusive right to separately elect one Class II Trustee nominee as the Preferred Shares Trustee, in addition to the right to vote for the other Class II Trustee nominee, together with the holders of the Common Shares. The following table sets forth the Class II Trustee Nominees by share class:

Share Class	Class II Trustee Nominees
Common Shares and Preferred Shares	Alan R. Latshaw
Preferred Shares	Richard H. Nolan Jr.*

*	The holders of Common Shares may not vote for this nominee.

The presence in person or by proxy of holders of thirty-three and one-third percent (33 1/3%) the Fund’s outstanding shares entitled to vote at the Meeting shall constitute a quorum. The presence in person or by proxy of holders of thirty-three and one-third percent (33 1/3%) of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the Preferred Shares of the Fund for purposes of electing the one Trustee being elected solely by the holders of Preferred Shares. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the proposal, management may propose an adjournment or adjournments of the

Meeting. The Meeting, whether or not a quorum is present, may be adjourned for any lawful purpose by the Chairman of the Board, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning the Meeting, either in person or by proxy.

Abstentions and Broker Non-Votes.  Because the only proposal scheduled to be considered at the Meeting is for the election of the Class II Trustees, the Fund does not expect to receive any abstentions or broker non-votes. In the unlikely event that they do, however, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for the Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. In effect, they would have the same effect as a vote “AGAINST” the proposal requiring a majority of votes present. Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Broker non-votes can occur when a meeting has (i) a “routine” proposal, such as the election of trustees, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (ii) a “non-routine” proposal, such as a change to the Fund’s fundamental investment policy, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but do not vote on the non-routine proposal are called “broker non-votes.” Because the proposal presented at the Meeting is considered to be a “routine” voting item (i.e., the election of the Class II Trustees), the Fund does not expect to receive any broker non-votes.

Copies of the Fund’s most recent annual report and semi-annual report, including financial statements, have been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing the Fund at MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling toll-free 866-695-0769.

THE PROPOSAL: TO ELECT CLASS II TRUSTEES OF THE FUND

The Fund’s Amended and Restated Agreement and Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third ( 1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. Alan R. Latshaw and Richard H. Nolan Jr., are initial Trustees of the Fund, and were elected by the initial shareholder of the Fund as the Class II Trustees. The term of office of the Class II Trustees expires on the date of the second annual meeting of shareholders or special meeting of shareholders in lieu thereof following the effective date of the Fund’s initial registration statement under the Securities Act of 1933, as amended. In this regard, the terms of office of the Class II Trustees (i.e., Mr. Latshaw and Mr. Nolan), expire on the date of the Meeting.

In addition, Section 18 of the Investment Company Act of 1940 Act, as amended (“1940 Act”), requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two trustees at all times. In this regard, the holders of Preferred Shares have the exclusive right to separately elect Mr. Nolan as a Class II Trustee as the Preferred Shares Trustee, in addition to the right to vote for Mr. Latshaw, together with the holders of the Common Shares.

The Board, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) upon the recommendation of the Fund’s Nominating and Corporate Governance Committee, which is comprised solely of Trustees who are not “interested persons” of the Fund, have nominated Mr. Latshaw and Mr. Nolan to serve as Class II Trustees for a three-year term expiring in 2017 and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. Trustees who are not “interested persons” are referred to in the Proxy Statement as “Independent Trustees.”

It is the intention of the persons named on the enclosed Proxy Card to vote for the Class II Trustee nominees for a three-year term. The Board knows of no reason why a nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each of the current Trustees, with the exception of Mr. John Y. Kim, is an Independent Trustee. The names of the Fund’s nominees for election as Class II Trustees and each other Trustee of the Fund, their dates of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held by the nominee or Trustee are provided in the tables below. Information is provided as of June 30, 2014. Unless otherwise noted, the address of each Trustee is c/o New York Investments, 51 Madison Avenue, New York, New York 10010.

CLASS II TRUSTEES
(Current Trustees and Nominees for a term expiring at
the Annual Meeting to be held in 2017)

Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
Independent Trustees
Alan R. Latshaw 3/27/51	Class II Trustee/ Nominee and Audit Committee Financial Expert	Since 2011	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	Trustee and Audit Committee Financial Expert since 2007, MainStay Funds Trust (35 funds); Trustee and Audit Committee Financial Expert since 2007, MainStay VP Funds Trust (29 portfolios); Trustee and Audit Committee Financial Expert since 2006, The MainStay Funds (12 funds); Trustee since 2005, State Farm Associates Funds Trusts (4 portfolios), State Farm Mutual Fund Trust (15 portfolios), State Farm Variable Product Trust (9 portfolios); Trustee and Audit Committee Financial Expert since 2011, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund
Richard H. Nolan, Jr. 11/16/46	Class II and Preferred Shares Trustee	Since 2011	Managing Director, ICC Capital Management; President — Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	Trustee since 2007, MainStay Funds Trust (35 funds); Trustee since 2006, MainStay VP Funds Trust (29 portfolios); Trustee since 2007, The MainStay Funds (12 funds); Trustee since 2011, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund

CLASS I TRUSTEES
(Current Trustees with a term expiring at the
Annual Meeting to be held in 2016)

Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
Independent Trustees
Susan B. Kerley 8/12/51	Class I Trustee	Since 2011	President, Strategic Management Advisors (since 1990)	82	Trustee since 1990, MainStay Funds Trust (35 funds); Trustee since 2007, MainStay VP Funds Trust (29 portfolios); Trustee since 2007, The MainStay Funds (12 funds); Trustee since 1991, Legg Mason Partners Funds, Inc., (53 portfolios); Trustee since 2011, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund

Peter Meenan 12/5/41	Chairman and Class I Trustee	Since 2011 (Chairman since 2013)	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson-United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	Chairman since 2013 and Trustee since 2002, MainStay Funds Trust (35 funds); Chairman since 2013 and Trustee since 2007, MainStay VP Funds Trust (29 portfolios); Chairman since 2013 and Trustee since 2007, The MainStay Funds (12 funds); Chairman since 2013 and Trustee since 2011, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund

John A. Weisser 10/22/41	Class I and Preferred Shares Trustee	Since 2011	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82	Trustee since 2007, MainStay Funds Trust (35 funds); Trustee since 1997, MainStay VP Funds Trust (29 portfolios); Trustee since 2007, The MainStay Funds (12 funds); Trustee since 2007, Direxion Funds (18 portfolios) and Direxion Insurance Trust (1 portfolio); Trustee since 2008, Direxion Shares ETF Trust (53 portfolios); Trustee since 2011, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund

CLASS III TRUSTEES
(Current Trustees with a term expiring at the
Annual Meeting to be held in 2015)

Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
Interested Trustee
John Y. Kim* 9/24/60	Class III Trustee	Since 2011	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group — New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, LLC (since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	82	Trustee since 2008, MainStay Funds Trust (35 funds); Trustee since 2008, MainStay VP Funds Trust (29 portfolios); Trustee since 2008, The MainStay Funds (12 funds); Trustee since 2011, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund

Name and Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
Independent Trustees
Richard S. Trutanic 2/13/52	Class III Trustee	Since 2011	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Trustee, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	Trustee since 2007, MainStay Funds Trust (35 funds); Trustee since 2007, MainStay VP Funds Trust (29 portfolios); Trustee since 1994, The MainStay Funds (12 funds); Trustee since 2011, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund
Roman L. Weil 5/22/40	Class III Trustee and Audit Committee Financial Expert	Since 2011	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Roth Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Porfessor, Johns Hopkins University (2013); Visiting Professor, University of California — San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82	Trustee and Audit Committee Financial Expert since 2007, MainStay Funds Trust (35 funds); Trustee and Audit Committee Financial Expert since 1994, MainStay VP Funds Trust (29 portfolios); Trustee and Audit Committee Financial Expert since 2007, The MainStay Funds (12 funds); Trustee and Audit Committee Financial Expert since 2011, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund

(1)	The fund complex consists of the Fund, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and series of MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (“MainStay Group of Funds” or “Fund Complex”).
(2)	Terms of service for MainStay VP Funds Trust include service as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation. Terms of service for MainStay Funds Trust include service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
*	Mr. Kim is considered to be an “interested person” of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investments, and MacKay Shields LLC (“MacKay Shields”), as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS II TRUSTEE NOMINEES

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund in light of the Fund’s business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Fund or to Trustees of other mutual funds generally.

Class II Trustees/Nominees

Independent Trustees

Mr. Latshaw.  Mr. Latshaw has served as a Trustee and Audit Committee Financial Expert of one or more registrants in the MainStay Group of Funds or a predecessor since 2006. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997 – 2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Nolan.  Mr. Nolan has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and New York Life Investments of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Class I and Class III Trustees

Interested Trustee

Mr. Kim.  Mr. Kim has been a Trustee of one or more of the registrants of the MainStay Group of Funds since 2008. As President and Chief Executive Officer of New York Life Investments, Mr. Kim is ultimately responsible for the management of the Fund’s day-to-day operations. In addition to his role with New York Life Investments, Mr. Kim also serves as an Executive Vice President and Chief Investment Officer of New York Life Insurance Company (“New York Life”) and is a member of New York Life’s Executive Management Committee. Mr. Kim has more than 15 years’ experience in the investment management field, including experience managing investments in essentially every type of security in which the Fund may invest. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority (“FINRA”). Immediately prior to joining New York Life Investments, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

Independent Trustees

Ms. Kerley.  Ms. Kerley has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as Chairman of the Contracts Committee of each registrant since 2013. She previously served as Chairman of each registrant through 2012. Ms. Kerley also has also served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She is a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Meenan.  Mr. Meenan has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the Chairman since 2013, and as Chairman of the Contracts Committee for all of the MainStay Funds from 2007 to 2012. He has over 40 years of experience in the mutual fund industry, including experience in senior legal and senior business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Weisser.  Mr. Weisser has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Funds Trust, for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of taxable fixed income securities.

Mr. Trutanic.  Mr. Trutanic has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee since its inception in 2012, and previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Mr. Weil.  Mr. Weil has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently a Visiting Professor at University of California — San Diego. He has served as the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business, a Program Fellow at Stanford Law School and as a Visiting Professor at New York University Stern School of Business and Southern Methodist University. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC Advisory Committee on Replacement Cost Accounting on two FASB task forces and the FASB’s Accounting Standards Advisory Council. He served on the Standing Advisory Group of the PCAOB. He co-founded and co-directs the Directors’ Consortium, a joint venture of the University of Chicago,

Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil served on the Education Committee of the IDC and also has served on its Governance Committee.

Trustee Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Fund’s shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition.

Board Structure and Leadership

The Board oversees the business and affairs of the Fund, including oversight of key service providers to the Fund, including New York Life Investments and MacKay Shields. The Board holds regularly scheduled in-person meetings on a quarterly basis and other special in-person and telephonic meetings on an as needed basis. There are eight Trustees, seven of whom are considered Independent Trustees in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of New York Life Investments and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Fund’s operations, such as valuation of portfolio holdings, investments, Fund fees, risk oversight and compliance and expenses and financial reporting.

The Trustees periodically review the effectiveness of the Committee structure and each Committee’s responsibilities and membership. The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund because, among other things, it fosters strong communication between the Board, its individual members, New York Life Investments and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Fund’s operations and their independent review of proposals made by New York Life Investments.

Risk Oversight

While responsibility for day-to-day risk management relating to the Fund and its operations resides with New York Life Investments, MacKay Shields or other service providers of the Fund (subject to the supervision of the New York Life Investments), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of New York Life Investments and MacKay Shields, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Fund. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of New York Life Investments and senior officers of the Fund to report to the Board and the Committees on a variety of risk areas relating to the Fund, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Fund’s performance, operations and investment practices. The Board also conducts reviews of New York Life Investments in its role in managing the Fund’s operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the New York Life Investments’ organization, such as New York Life Investments’ risk management personnel and the internal auditor of New York Life Investments’ parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with New York Life Investments’ risk management personnel, including the New York Life Investments’ Chief Risk Officer (“CRO”). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the New York Life Investments’ enterprise. In addition, the Board benefits from the work of New York Life Investments’ Risk Management Committee, which is comprised of senior personnel of New York Life Investments and seeks to identify and address material risks within the New York Life Investments’ businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Fund’s investment objective. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees

The committees of the Board include the Alternative and Closed-End Funds Oversight Committee, Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. Each Committee of the Board, with the exception of the Investment Committee, is comprised entirely of Independent Trustees, who are also “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards. The Fund has also established a Valuation Committee and Valuation Sub-Committee, which may include members who are not Trustees.

Alternative and Closed-End Funds Oversight Committee.  The purpose of the Alternative and Closed-End Funds Oversight Committee, which meets quarterly, or more often on an as needed basis, is to assist the Board and other Committees of the Board and of the Fund in overseeing any funds that invest significantly in alternative investments or present unique or complex issues, as determined by the Board from time to time (“Alternative Funds”), and any closed-end funds in the MainStay Fund Complex (“Closed-End Funds”). As a general matter, the Committee has primary responsibility to assist the Board in overseeing, and to make recommendations to the Board regarding, the operations of the Alternative and Closed-End Funds that are specific to those funds. The Committee also supports the other Committees of the Board and of the Fund with respect to their oversight of certain other aspects of the operations of the Alternative and Closed-End Funds, as assigned to the Committee by the Board from time to time. The members of the Alternative and Closed-End Funds Oversight Committee include Richard S. Trutanic (Chairman), Alan R. Latshaw, Richard H. Nolan, Jr., Susan B. Kerley, Peter Meenan, John A. Weisser, Jr, and Roman L. Weil. The Alternative and Closed-End Funds Oversight Committee held 3 meetings during the fiscal year ended May 31, 2014.

Audit Committee.  The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Fund’s processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman and Audit Committee Financial Expert), Roman L. Weil (Audit Committee Financial Expert) and John A. Weisser, Jr. The Audit Committee held 7 meetings during the fiscal year ended May 31, 2014. A copy of the Audit Committee Charter was included in the Fund’s proxy statement with respect to the 2013 annual meeting.

Contracts Committee.  The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Fund is or is proposed to be a party and to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee oversees the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Fund. The members of the Contracts Committee include Susan B. Kerley (Chairman), Peter Meenan, Richard H. Nolan, Jr. and Richard S. Trutanic. The Contracts Committee held 9 meetings during the fiscal year ended May 31, 2014.

Investment Committee.  The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Fund and to consider any proposals that New York Life Investments may make from time to time concerning the Fund. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 4 meetings during the fiscal year ended May 31, 2014.

Nominating and Governance Committee.  The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Trusteeship; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Trusteeship and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Nominating and Governance Committee held 4 meetings during the fiscal year ended May 31, 2014. A copy of the Nomination and Governance Committee Charter was included in the Fund’s proxy statement with respect to the 2013 annual meeting.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (“Candidate Policy”), formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

No person will be qualified to be a Trustee unless the Nominating and Governance Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Trustee, would not cause the Fund to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Fund’s organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Trustee or the percentage of the Board that would be composed of Independent Trustees. Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund’s Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; (iv) shared power to dispose or direct the disposition of such shares; and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (“Exchange Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund’s proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

No nominee recommendations have been received from shareholders.

Risk and Compliance Oversight Committee.  The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Fund. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Fund, New York Life Investments and MacKay Shields, and other service providers to the Fund (“Fund management”). The Risk and Compliance Oversight Committee also oversees the implementation of the Fund’s proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Fund that are required to be reasonably designed to ensure compliance by the Fund and its primary service providers with applicable federal securities laws. The Fund’s CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of the policies, procedures, systems and practices designed to identify, monitor and control risks to which the Fund is or may be exposed. The Chief Risk Officer of New York Life Investments to the Fund shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include Roman L. Weil (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Risk and Compliance Oversight Committee held 5 meetings during the fiscal year ended May 31, 2014.

Valuation Committee.  The purposes of the Valuation Committee are to oversee the implementation of the Fund’s valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Dale A. Hanley, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr. and Jae. S. Yoon. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended May 31, 2014.

Valuation Subcommittee.  The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund’s valuation procedures. Meetings may be held in-person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Thomas A. Cole, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Jae S. Yoon. The Valuation Subcommittee held no meetings during the fiscal year ended May 31, 2014.

Board and Committee Meetings

During the Fund’s fiscal year ended May 31, 2014, the Board held 5 regular meetings and 2 special meetings and each Committee held meetings as discussed above. Each Trustee then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Trustee is a member.

Trustee Attendance at Stockholder Meetings

Even though the Fund has no formal policy regarding Trustee attendance at shareholder meetings, typically it is expected that the Chairman of the Fund will attend the Meeting or another Trustee will attend if he is not available. At the convening of the Fund’s 2013 annual meeting held on September 26, 2013, all Trustees were present.

Beneficial Ownership by Trustees

As of May 31, 2014, the dollar range of equity securities owned by each Trustee in the Fund (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Trustee

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
John Y. Kim	Over $100,000	Over $100,000

Independent Trustees

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Peter Meenan	None	Over $100,000
Richard H. Nolan, Jr.	None	Over $100,000
Richard S. Trutanic	None	Over $100,000
Roman L. Weil	None	Over $100,000
John A. Weisser	None	Over $100,000

Trustee Compensation

The following Compensation Table reflects the compensation received by certain Trustees for the fiscal year ended May 31, 2014, from the Fund Complex (the MainStay Group of Funds). The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer of $170,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Trustee attends a regular in-person meeting telephonically, and $7,500 per day if a Trustee attends an in-person Board meeting that is not regularly scheduled telephonically. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $80,000 and the Chairmen of the Alternative and Closed-End Funds Oversight, Audit, Contracts, Investment, Nominating and Governance, and Risk and Compliance Oversight Committees each receive an annual fee of $20,000. The Independent Trustees had a different compensation arrangement prior to January 1, 2014. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustee
Susan B. Kerley	$1,272	None	None	$255,000
Alan R. Latshaw	$1,272	None	None	$255,000
Peter Meenan	$1,507	None	None	$315,000
Richard H. Nolan, Jr.	$1,272	None	None	$255,000
Richard S. Trutanic	$18,654	None	None	$255,000
Roman L. Weil	$1,272	None	None	$255,000
John A. Weisser	$1,272	None	None	$255,000

As of the date of this proxy statement, the Trustees and Officers of the Fund as a group owned less than 1% of beneficial interests of the Fund.

Officers

The following individuals are officers of the Fund: Jack R. Benintende, Jeffrey A. Engelsman, Stephen P. Fisher, J. Kevin Gao, and Scott T. Harrington. Exhibit C includes certain information concerning these officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act, requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the manager. The Fund believes that these requirements were met for the Fund’s last fiscal year.

Quorum and Required Vote

The presence in person or by proxy of holders of thirty-three and one-third percent (33 1/3%) the Fund’s outstanding shares entitled to vote at the Meeting shall constitute a quorum. The presence in person or by proxy of holders of thirty-three and one-third percent (33 1/3%) of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the Preferred Shares of the Fund for purposes of electing the one Trustee being elected solely by the holders of Preferred Shares. All shareholders of the Fund vote together to elect Mr. Latshaw. However, the holders of Preferred Shares have the exclusive right to separately elect Mr. Nolan, in addition to the right to vote for Mr. Latshaw together with the holders of the Common Shares. Provided that a quorum is present at the Meeting, the affirmative vote of a majority of the shares voted is necessary for the election of a Trustee.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS II TRUSTEE NOMINEES

The firm of PricewaterhouseCoopers LLC (“PwC”) has been selected as the independent registered public accounting firm (“independent auditors”) for the Fund. In accordance with Public Company Accounting Oversight Board Rule 3526 (“PCAOB Rule 3526”), PwC has confirmed its independence to the Fund’s Audit Committee. PwC acted as independent auditors of the Fund for its most recently completed fiscal year, and has been appointed as independent auditors for the Fund’s current fiscal year.

The Audit Committee must approve all audit and non-audit services provided by the Fund’s independent auditors relating to the operations or financial reporting of the Fund. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted pre-approval policies and procedures (“Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Fund by the independent auditors, and (ii) all permissible non-audit services to be provided by such independent auditors to New York Life Investments and to any entity controlling, controlled by or under common control with New York Life Investments that provides ongoing services to the Fund (collectively, “Service Affiliates”) if the services directly relate to the Fund’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent auditors to certify the Fund’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Fund and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Fund or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

The Audit Committee has reviewed and discussed with the management of the Fund and representatives from PwC the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with a representative of PwC the independent auditor’s independence. The Board considered fees received by PwC from New York Life Investments and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence. Based on the foregoing discussions with management and the independent auditors, the Audit Committee recommended to the Board that the aforementioned audited financial statements be included in the Fund’s annual report to shareholders for the last fiscal year.

As noted above, the members of the Fund’s Audit Committee are: Alan R. Latshaw (Chairman), Roman L. Weil and John A. Weisser, Jr. All members of the Audit Committee meet the standard of independence set forth in the listing standards of the NYSE, and are not considered to be “interested persons” under the 1940 Act. The Board has adopted a formal charter for the Audit Committee setting forth its responsibilities.

Representatives of PwC are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their response.

Audit Fees

For the fiscal year ended May 31, 2014, the aggregate fees billed for professional services rendered by PwC for the audit of the Fund’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $52,000. For the initial fiscal year ended May 31, 2013 such audit fees for the Fund were $50,000.

Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $3,000 during the fiscal year ended May 31, 2014; and (ii) $7,300 during the initial fiscal year ended May 31, 2013. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

All Other Fees

There were no other audit related or other fees paid to PwC by the Fund.

Aggregate Non-Audit fees to the Fund, New York Life Investments and Service Affiliates

The aggregate non-audit fees billed by PwC for services rendered to New York Life Investments (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were approximately: (i) $2.7 million for the fiscal year ended May 31, 2014; and (ii) $2.4 million for the initial fiscal year ended May 31, 2013.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the Board may address correspondence to J. Kevin Gao, Secretary of the Fund, c/o the Fund at 51 Madison Avenue, New York, New York 10010. Shareholders may also send correspondence to the any individual Trustee, c/o the Fund at 51 Madison Avenue, New York, New York 10010. Without opening any such correspondence, management of the Fund will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Manager.  New York Life Investments, 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Fund.

Subadvisor.  MacKay Shields, 1345 Avenue of the Americas, New York, New York 10105, serves as subadvisor to the Fund.

Custodian and Sub-Administrator.  State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets and provides sub-administration and sub-accounting services to the Fund.

Transfer Agent.  Computershare Trust Company (“Computershare”), 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent.

Independent Auditors.  PwC, 300 Madison Avenue, New York, New York, 10017, serves as the Fund’s independent auditors.

Proxy Solicitation.  This proxy solicitation is being made by the Board for use at the Meeting. The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and shareholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, or agents of the Fund. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or Internet, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically or via the Internet at any time prior to its use by submitting a properly executed, subsequently dated proxy card, giving notice to the Fund addressed to Computershare Fund Services, P.O. Box 9043, Smithtown, New York 11787 or by attending the Meeting and voting in person.

The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Computershare Fund Services has been engaged by the Fund to assist in the distribution and solicitation of proxies. New York Life Investments estimates total cost to be between $20,500 and $25,000, plus reasonable out-of-pocket expenses.

Householding.  Unless you have instructed the Fund not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling toll-free 866-695-0769. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling toll-free 866-695-0769.

Shareholder Proposals.  For the Fund’s annual meeting of shareholders in 2015, shareholder proposals to be included in the Fund’s Proxy Statement for that meeting must be received no later than April 1, 2015. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act, other applicable law and each Fund’s governing instruments.

Fund Reports.  The Fund’s most recent annual report and semi-annual report were mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Fund at MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling toll-free 866-695-0769.

EXHIBIT A

OUTSTANDING SHARES AS OF THE RECORD DATE JULY 11, 2014

Share Class	Number of Shares Outstanding
Common Shares	27,554,563.602
Fixed Rate Municipal Term Preferred Shares, Series A	350
Fixed Rate Municipal Term Preferred Shares, Series B	350

A-1

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF THE FUND

Based upon disclosure publicly filed with the SEC, as of July 11, 2014, the following accounts held of record 5% or more of the outstanding shares of the Fund. Except as noted below, management does not have knowledge of beneficial owners.

Beneficial Owner’s Name and Address	Class of Shares	Number of Shares	Percentage of Shares
First Trust Portfolios L.P. First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL	Common Shares	3,382,563	12.29%
Citibank, N.A. Citicorp Citigroup Inc. 399 Park Avenue New York, NY 10022	Fixed Rate Municipal Term Preferred Shares, Series A	350	100.00%
Citibank, N.A. Citicorp Citigroup Inc. 399 Park Avenue New York, NY 10022	Fixed Rate Municipal Term Preferred Shares, Series B	350	100.00%

B-1

EXHIBIT C

OFFICERS OF THE FUND*

Name and Date of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years**
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer	Indefinite term (Since 2011)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009) and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)
Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer	Indefinite term (Since 2011)	Managing Director, Compliance (since 2009), Director and Associate General Counsel (2005 to 2008), New York Life Investment Management LLC; Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay Funds Trust, MainStay VP Funds Trust, and The MainStay Funds (since 2009), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011); Assistant Secretary, The MainStay Funds (2006 to 2008) and MainStay VP Series Fund, Inc. (2005 to 2008)
Stephen P. Fisher 2/22/59	President	Indefinite term (Since 2011)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer	Indefinite term (Since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds (since 2010), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 – 2010)
Scott T. Harrington 2/8/59	Vice President — Administration	Indefinite term (Since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President — Administration, MainStay VP Funds Trust and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009), and Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)

*	The Officers listed above are considered to be “interested persons” of the Fund within the meaning of the 1940 Act because of their affili

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ation with the Fund, New York Life, New York Life Investments, and Private Advisors, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.”
**	Terms of service for MainStay VP Funds Trust include services as an Officer of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation. Terms of service for MainStay Funds Trust include services as an Officer of certain predecessor entities to MainStay Funds Trust.

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Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on September 23, 2014: the Proxy Statement is available at
https://www.proxy-direct.com/man-24765 or www.mainstayinvestments.com/mmd.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

ANNUAL MEETING OF SHAREHOLDERS — SEPTEMBER 23, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints J. Kevin Gao, Kevin M. Bopp, and Thomas Lynch, or any of them, with the right of substitution, proxies of the undersigned at the annual meeting of shareholders of the Fund to be held at the offices of New York Life Investment Management LLC at 51 Madison Avenue, New York, New York 10010, on Tuesday, September 23, 2014 at 9:00 a.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card.

Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting "FOR ALL" of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: ■

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	**To elect the following nominees as Trustees of the Fund:**			
	01. Alan R. Latshaw 02. Richard H. Nolan Jr.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Pref-MMD-25836_061714

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend the Shareholder Meeting
51 Madison Avenue
New York, NY 10010
on September 23, 2014

Please detach at perforation before mailing.

COMMON SHARES

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

____
Signature

____
Date

MMD-25836_061714

VOTE, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting "FOR ALL" of the nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: ■

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. **To elect the following nominee as Trustee of the Fund:**			
01. Alan R. Latshaw	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

PLEASE SIGN AND DATE ON THE REVERSE SIDE
MMD-25836_061714